As of December 31, 2003

A Compelling Story

Š Recognized competency in an attractive business mix

Š Strategic acquisitions which provide strong earnings growth

Š Low risk execution orientation provides an understandable opportunity

Š Proven leadership provides aggressive focus to achieve superior financial results

Š Well established and tangible shareholder orientation

Our Markets

Š Economies in which we operate are stable with limited excess real estate inventory

Š The underlying economic drivers are well diversified

Š Chittenden’s credit quality has remained very strong throughout the last ten years

Loans by State

VT 41%

NH 23%

MA 26%

ME 10%

Deposits by State

VT 52%

NH 20%

MA 19%

ME 9%

Assets

Chittenden Bank $ 2,924

Ocean/Granite Banks $ 1,624

Bank of Western Mass $ 545

Flagship Bank $ 500

Maine Bank & Trust $ 302

Strategic Direction

• Continue to expand the existing franchise and our fee based businesses

• Pursue acquisitions of banks and financial services companies

Acquisition Strategy

• Chittenden Corporation operates as a multi-bank holding company with significant operating autonomy at its banks.

• Primarily focused on commercial banks that complement our present banks or will be a platform to expand into new markets

• Provide a structure and resources to enhance the target’s earnings growth

4

Business Approach

Š Deep relationships with worthwhile customers

Š Focus on small and mid-sized businesses

Š Maintain conservative underwriting standards and discipline

Š Offer a complete range of banking products and services

Š Geographically diverse branch franchise with both a consumer and small business focus

Š Efficient generator of low cost stable deposits

Business Services

Cash Management (4%)

• Full menu of products

• Domiciled on one operating system

• Dial up and web based access available

Merchant Services (3%)

• Full array of products

• High level of service to business clients

• Only offered within the franchise

• Volume of transactions processed for 2003 were $964 million

Business Credit Cards (1%)

• Only available to commercial customers

• Credit review performed as part of the normal commercial lending process

Insurance (7%)

• Specializes in commercial property and casualty insurance

• Wholesale brokerage operation covering ten states

• Gross premiums for 2003 were $65.7 million

Payroll Services (2%)

• Over 900 customers

• Full menu of products

• Annualized three year growth rate of 24%

Retirement Plan Services (1%)

• Primary focus is on defined benefit and contribution plans

• Provides custodial/directed trustee services for non-qualified plans

• Total retirement plan assets of $658 million

* Numbers in (            ) are a percentage of total non interest income 6

Financial Management Services and Specialty Businesses

Asset Management Services (16%)

• Services include asset management and personal trust

• Over $1.9 billion in assets under management

• Over $2.6 billion in assets under administration

Retail Investments—Broker/Dealer (5%)

• Over $253 million in assets under administration

Corporate Trust (3%)

• Operates throughout the Northeast with low risk and high efficiency

• Annualized three year growth rate of 16%

• Over 50% of revenues come from outside Vermont

• Over $2.1 billion in assets under administration

Captive Insurance

• Vermont is the U.S. domicile of choice for captive insurance companies

• Chittenden Bank is the leader for banking services to this industry

Government Banking

• Leader in government banking for Vermont

• Customers use a wide array of transaction, loan and deposit products

Mortgage Banking

• Originations for 2003 were $1.5 billion

• Mortgage servicing portfolio of $2.3 billion with $12.2 million in net MSR assets

Consistent Superior Financial Performance

Š Strong net interest margin

Š Low cost stable sources of funding

Š Strong fee based revenues in targeted businesses

Š Efficient cost structure

Š Strong capital

Š Conservative reserves and excellent credit quality

Financial Summary

2000 2001 2002 2003

Per Common Share

Earnings Diluted Earnings $ 1.74 $ 1.80 $ 1.96 $ 2.07

Cash Earnings $ 1.70 $ 1.86 $ 1.98 $ 2.12

Dividends $ 0.75 $ 0.76 $ 0.79 $ 0.80

Book Value $ 10.49 $ 11.56 $ 13.11 $ 15.82

Tangible Book Value $ 10.00 $ 10.52 $ 11.09 $ 9.29

Performance Dividend Payout Ratio 42.85% 42.15% 39.88% 37.84%

Ratios Return on Average Equity 17.44% 16.55% 16.12% 13.90%

Return on Average Tangible Equity 18.47% 18.52% 19.27% 22.92%

Return on Average Assets 1.56% 1.51% 1.40% 1.29%

Return on Average Tangible Assets 1.58% 1.57% 1.44% 1.37%

Net Interest Margin 4.73% 4.74% 4.53% 4.12%

Efficiency Ratio 54.47% 56.13% 58.56% 60.48%

Credit NPAs to Loans & OREO 0.42% 0.46% 0.50% 0.39%

Loan Loss Reserve to Loans 1.41% 1.59% 1.62% 1.54%

Net Charge-Offs to Average Loans 0.32% 0.25% 0.27% 0.16%

Capital Leverage 8.65% 7.99% 9.28% 7.79%

Tier 1 10.82% 10.32% 12.25% 10.08%

Risk-Based 12.08% 11.57% 13.50% 11.33%

Tangible Capital 8.69% 8.19% 7.30% 6.02%

A Diversified Loan Portfolio

Portfolio (in millions) 2000 2001 2002 2003

Commercial $ 516 $ 560 $ 568 $ 659

Municipal 84 85 78 87

Commercial RE 723 904 1,104 1,431

Construction 58 80 85 141

Residential 884 672 658 877

Home Equity 140 183 204 271

Consumer 451 354 277 259

Total $ 2,856 $ 2,838 $ 2,974 $ 3,725

Ö No syndicated credits 10

Chittenden Has Maintained Excellent Asset Quality

NPAs to Loans & OREO Net Charge-Offs to Avg Loans

Strong Core Funding

2000 2001 2002 2003

Demand Deposits $ 531 $ 621 $684 $899

Savings 355 347 401 518

NOWs 377 490 578 899

CMA’s/Money Markets 1,202 1,381 1,540 1,604

CDs < $ 100,000 615 635 692 789

CDs > $ 100,000 212 196 231 261

Borrowings 94 44 174 162

Total $ 3,386 $ 3,714 $ 4,300 $ 5,132

Strong Consistent Net Interest Income

NII $167,072 $170,305 $192,615 $218,063

A Strong Diversified Stream of Noninterest Income

2000 2001 2002 2003

Investment Management $ 13,567 $ 15,722 $ 15,601 $ 15,956

Service Charges on Deposits 13,875 14,294 16,026 18,396

Mortgage Servicing Income (Loss) 4,079 3,564 (6,442) 281

Gains on Loan Sales 2,818 11,207 10,068 21,765

Gains on Sale of Securities (393) (72) 10,562 17,380

Loss on Prepayments of Borrowings 0 0 0 (3,070)

Credit Card Income 5,349 3,964 3,656 4,079

Insurance Commissions 2,894 3,391 3,733 6,686

Retail Investment Services 1,812 1,906 2,370 4,621

Other 9,108 9,757 9,486 10,937

$ 53,109 $ 63,733 $ 65,060 $ 97,031

% of Total Revenue 24% 27% 25% 31%

• Strong market share and a proven acquisition acumen

• Low risk balance sheet with a prudent growth strategy

• Diversified banking services with a solid balance of revenues

• Low exposure to volatile sectors with a fortress balance sheet

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.